UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2014 (August 1, 2014)

Tribune Publishing Company

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36230

Delaware	001-35975	38-3918441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 North Michigan Avenue Chicago, IL	60611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-222-9100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 3, 2014, in connection with the previously announced spin-off (the “Spin-off”) of Tribune Publishing Company (the “Company”) from Tribune Media Company (“Tribune Media”), the Company entered into a Separation and Distribution Agreement with Tribune Media (the “SDA”). On August 4, 2014 (the “Distribution Date”), the Company entered into several agreements that set forth the principal actions taken in connection with the Spin-off and that govern the relationship of the Company and Tribune Media following the Spin-off, including the following:

•	a Transition Services Agreement (the “TSA”);

•	a Tax Matters Agreement (the “TMA”); and

•	an Employee Matters Agreement (the “EMA”).

A summary of the material terms and conditions of the SDA, the TSA, the TMA and the EMA can be found in the section entitled “Relationships Between Tribune and Tribune Publishing Following the Distribution” of the Information Statement filed as Exhibit 99.1 to Amendment No. 6 to the Company’s Registration Statement on Form 10 (File No. 001-36230) filed with the Securities and Exchange Commission on July 21, 2014 (the “Registration Statement”), which is incorporated herein by reference. The descriptions of the SDA, the TSA, the TMA and the EMA do not purport to be complete and are qualified in their entirety by reference to the full text of the SDA, the TSA, the TMA and the EMA, which are filed as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Senior Credit Facilities

On August 4, 2014, in connection with the Spin-off, the Company consummated the following transactions:

•	entry into a new senior term facility (the “Senior Term Facility”) providing for term loans in an aggregate principal amount of $350 million;

•	entry into a new senior ABL facility (the “Senior ABL Facility”) providing for senior secured revolving loans and letters of credit of up to a maximum aggregate principal amount of $140 million; and

•	entry into a new continuing agreement for standby letters of credit (the “Letter of Credit Agreement”) providing for the issuance of letters of credit of up to a maximum aggregate face amount of $30 million.

The proceeds of the Senior Term Facility were used to (i) pay a $275 million cash dividend to Tribune Media in connection with the Spin-off, (ii) pay fees, costs and expenses incurred in connection with the financing transactions and (iii) finance general corporate purposes of the Company and its subsidiaries. The Senior ABL Facility is available to finance the general corporate needs of the Company and its subsidiaries. The Letter of Credit Agreement is available for the issuance of letters of credit.

Senior Term Facility

On August 4, 2014, the Company entered into a credit agreement (the “Term Loan Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (in such capacity, the “Term Collateral Agent”), and the lenders party thereto, providing for the Senior Term Facility. The Senior Term Facility provides for loans (the “Term Loans”) in an aggregate principal amount of $350 million. Subject to certain conditions, without the consent of the then existing lenders (but subject to the receipt of commitments), the Senior Term Facility may be expanded (or a new term loan facility, revolving credit facility or letter of credit facility added) by an amount up to (i) the greater of $100 million and an amount as will not cause the net senior secured leverage ratio after giving effect to such incurrence to exceed 2.00:1.00, plus (ii) an amount equal to all voluntary prepayments of the term loans borrowed under the Senior Term Facility on the distribution date and refinancing debt in respect of such loans, subject to certain conditions.

Maturity; Prepayment

The Senior Term Facility will mature on August 4, 2021 (the “Term Loan Maturity Date”). The Term Loans amortize in equal quarterly installments in aggregate annual amounts equal to 1.25% of the original principal amount of the Senior Term Facility with the balance payable on the Term Loan Maturity Date. In addition, however, the Senior Term Facility provides for the right of individual lenders to extend the maturity date of their loans upon the request of the Company without the consent of any other lender.

The Term Loans may be prepaid, in whole or in part, without premium or penalty, except that (a) prepayments and certain refinancings of the Senior Term Facility prior to August 4, 2015 will be subject to a prepayment premium of 1.0% of the principal amount prepaid and (b) lenders will be compensated for redeployment costs, if any. Subject to certain exceptions and provisions for the ratable sharing with indebtedness secured on a pari passu basis with the Senior Term Facility, the Senior Term Facility will be subject to mandatory prepayment in an amount equal to:

•	100% of the net proceeds (other than those that are used to purchase certain assets within a specified time period) of certain asset sales and certain insurance recovery events;

•	100% of the net proceeds of the issuance or incurrence of indebtedness (other than indebtedness permitted to be incurred under the Senior Term Facility unless specifically incurred to refinance a portion of the Senior Term Facility); and

•	50% of annual excess cash flow for any fiscal year (beginning with the fiscal year ending December 27, 2015), such percentage to decrease to 25% on the attainment of a secured leverage ratio of 1.25:1.00 and to 0% on the attainment of a secured leverage ratio of 0.75:1.00. In addition, the Company will not be required to make an excess cash flow prepayment if such payment would result in available liquidity being less than $75 million.

Guarantees; Security

The Company is the borrower under the Senior Term Facility. Each of the Company’s wholly-owned domestic subsidiaries, subject to certain exceptions (collectively, the “Subsidiary Guarantors”), guarantee the payment obligations under the Senior Term Facility.

All obligations of the Company and each Subsidiary Guarantor under the Senior Term Facility are secured by the following: (a) a perfected security interest in substantially all present and after-acquired property consisting of accounts receivable, inventory and other property constituting the borrowing base (the “ABL Priority Collateral”), which security interest will be junior to the security interest in the foregoing assets securing the Senior ABL Facility; and (b) a perfected security interest in substantially all other assets of the Company and the Subsidiary Guarantors (other than the ABL Priority Collateral, with certain other exceptions) (the “Term Loan Priority Collateral” and, together with the ABL Priority Collateral, the “Collateral”), which security interest will be senior to the security interest in the foregoing assets securing the Senior ABL Facility.

Interest

The interest rates applicable to the Term Loans will be based on a fluctuating rate of interest measured by reference to either, at the Company’s option, (i) the greater of (x) an adjusted London inter-bank offered rate (adjusted for reserve requirements) and (y) 1.00%, plus a borrowing margin of 4.75%, or (ii) an alternate base rate, plus a borrowing margin of 3.75%.

Fees

Customary fees will be payable in respect of the Senior Term Facility.

Covenants

The Senior Term Facility contains a number of covenants that, among other things, limit the ability of the Company and its restricted subsidiaries, as described in the Term Loan Credit Agreement to: incur more indebtedness; pay dividends; redeem stock or make other distributions in respect of equity; make investments; create restrictions on the ability of the Company’s restricted subsidiaries that are not Subsidiary Guarantors to pay dividends to the Company or make other intercompany transfers; create negative pledges; create liens; transfer or sell assets; merge or consolidate; enter into sale leasebacks; enter into certain transactions with the Company’s affiliates; and prepay or amend the terms of certain indebtedness.

The Senior Term Facility also contains certain affirmative covenants, including financial and other reporting requirements.

Events of Default

The Senior Term Facility provides for customary events of default, including: non-payment of principal, interest or fees; violation of covenants; material inaccuracy of representations or warranties; specified cross payment default and cross acceleration to other material indebtedness; certain bankruptcy events; certain ERISA events; material invalidity of guarantees or security interests; asserted invalidity of intercreditor agreements; material judgments and change of control.

Term Loan Guaranty Agreement

On August 4, 2014, the Company, the Subsidiary Guarantors and the Term Collateral Agent entered into a Term Loan Guaranty, whereby the Company and the Subsidiary Guarantors guaranteed the obligations of the Company under the Term Loan Credit Agreement, as well as certain cash management and hedging obligations.

Term Loan Security Agreement

On August 4, 2014, the Company, the Subsidiary Guarantors and the Term Collateral Agent entered into a Term Loan Security Agreement, whereby the Company and the Subsidiary Guarantors granted a lien to the Term Collateral Agent for the benefit of the Term Loan Secured Parties (as defined in the Term Loan Credit Agreement) on the Collateral.

Term Loan Pledge Agreement

On August 4, 2014, the Company, the Subsidiary Guarantors and the Term Collateral Agent entered into a Term Loan Pledge Agreement, whereby the Company and the Subsidiary Guarantors pledged certain Collateral for the benefit of the Term Loan Secured Parties.

The foregoing descriptions of the Term Loan Credit Agreement and the related Term Loan Guaranty, Term Loan Security Agreement and Term Loan Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Term Loan Credit Agreement, Term Loan Guaranty, Term Loan Security Agreement and Term Loan Pledge Agreement, which are filed as Exhibits 10.11, 10.12, 10.13 and 10.14, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Senior ABL Facility

On August 4, 2014, the Company and the Subsidiary Guarantors, in their capacities as borrowers thereunder, entered into a credit agreement (the “ABL Credit Agreement”) with Bank of America, N.A., as administrative agent, collateral agent (in such capacity, the “ABL Collateral Agent”), swing line lender and l/c issuer and the lenders party thereto, providing for the Senior ABL Facility. The Senior ABL Facility provides for senior secured revolving loans and letters of credit of up to a maximum aggregate principal amount of $140 million (subject to availability under a borrowing base). Extensions of credit under the Senior ABL Facility will be limited by a borrowing base calculated periodically and described below.

Up to $75 million of availability under the Senior ABL Facility is available for letters of credit and up to $15 million of availability under the Senior ABL Facility is available for swingline loans. The Senior ABL Facility also permits the Company to increase the commitments under the Senior ABL Facility by up to $75 million.

The “borrowing base” is defined in the ABL Credit Agreement as, at any time, the sum of (i) 85% of eligible accounts receivable (with such percentage reduced under certain circumstances), plus (ii) the lesser of (x) 10% of aggregate commitments and (y) 70% of the lower of cost and market value (determined based on the RISI index) of eligible inventory, plus (iii) qualified cash, minus (iv) availability reserves, which may include, such availability reserves as the ABL Administrative Agent, in its permitted discretion, deems appropriate at such time.

Maturity; Prepayments

The Senior ABL Facility will mature on August 4, 2019. In addition, however, the Senior ABL Facility provides for the right of individual lenders to extend the termination date of their commitments upon the request of the Company without the consent of any other lender.

The Senior ABL Facility may be prepaid at the Company’s option at any time without premium or penalty (except for lender’s redeployment costs, if any) and will be subject to mandatory prepayment if the outstanding Senior ABL Facility exceeds either the aggregate commitments with respect thereto or the current borrowing base, in an amount equal to such excess. Mandatory prepayments do not result in a permanent reduction of the lenders’ commitments under the Senior ABL Facility.

Guarantees; Security

The Company and the Subsidiary Guarantors are the borrowers under the Senior ABL Facility. The Company and the Subsidiary Guarantors guarantee the payment obligations under the Senior ABL Facility.

All obligations of the Company and each Subsidiary Guarantor under the Senior ABL Facility are secured by the following: (a) a perfected security interest in the ABL Priority Collateral, which security interest will be senior to the security interest in such collateral securing the Senior Term Facility; and (b) a perfected security interest in the Term Loan Priority Collateral, which security interest will be junior to the security interest in such collateral securing the Senior Term Facility.

Interest

Until the date that is one day before the maturity date of the Senior ABL Facility, at the option of the applicable borrower, the interest rates applicable to the loans under the Senior ABL Facility will be based on either, at the Company’s option (i) an adjusted London inter-bank offered rate (adjusted for reserve requirements), plus a borrowing margin of 1.50% or (ii) an alternate base rate, plus a borrowing margin of 0.50%.

Fees

Customary fees will be payable in respect of the Senior ABL Facility, including commitment fees of 0.25% and letter of credit fees.

Covenants

The Senior ABL Facility contains a number of covenants that, among other things, limit or restrict the ability of the Company and its restricted subsidiaries as described in the ABL Credit Agreement to: incur more indebtedness; pay dividends; redeem stock or make other distributions in respect of equity; make investments; create restrictions on the ability of the Company’s restricted subsidiaries that are not Subsidiary Guarantors to pay dividends to the Company or make other intercompany transfers; create negative pledges; enter into certain transactions with the Company’s affiliates; and prepay or amend the terms of certain indebtedness.

In addition, if the Company’s Availability (as defined in the ABL Credit Agreement) under the Senior ABL Facility falls below the greater of $14 million and 10% of the lesser of the aggregate revolving commitments and the Borrowing Base, the Company will be required to maintain a Fixed Charge Coverage Ratio of at least 1.0:1.0, as defined in the Senior ABL Facility.

The Senior ABL Facility also contains certain affirmative covenants, including financial and other reporting requirements.

Events of Default

The Senior ABL Facility also provides for customary events of default, including: non-payment of principal, interest or fees; violation of covenants; material inaccuracy of representations or warranties; specified cross default and cross acceleration to other material indebtedness; certain bankruptcy events; certain ERISA events; material invalidity of guarantees or security interest; asserted invalidity of intercreditor agreements; material judgments; and change of control.

ABL Guaranty

On August 4, 2014, the Company, the Subsidiary Guarantors and the ABL Collateral Agent entered into an ABL Guaranty, whereby the Company and the Subsidiary Guarantors guaranteed the obligations of the Company and the Subsidiary Guarantors under the ABL Credit Agreement, as well as certain cash management and hedging obligations.

ABL Security Agreement

On August 4, 2014, the Company, the Subsidiary Guarantors and the ABL Collateral Agent entered into an ABL Security Agreement, whereby the Company and the Subsidiary Guarantors grant a lien to the ABL Collateral Agent for the benefit of the ABL Secured Parties (as defined in the ABL Credit Agreement) on the Collateral.

ABL Pledge Agreement

On August 4, 2014, the Company, the Subsidiary Guarantors and the ABL Collateral Agent entered into an ABL Pledge Agreement, whereby the Company and the Subsidiary Guarantors pledged certain Collateral for the benefit of the ABL Secured Parties.

The foregoing descriptions of the ABL Credit Agreement and the related ABL Guaranty, ABL Security Agreement and ABL Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the ABL Credit Agreement, ABL Guaranty, ABL Security Agreement and ABL Pledge Agreement, which are filed as Exhibits 10.15, 10.16, 10.17 and 10.18, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Intercreditor Agreement

On August 4, 2014, the ABL Collateral Agent and the Term Collateral Agent entered into, and the Company and the Subsidiary Guarantors acknowledged, an intercreditor agreement governing the relative priorities of their respective security interests in the Collateral and certain other matters relating to the administration of security interests.

Letter of Credit Agreement

On August 4, 2014, the Company and JPMorgan Chase Bank, N.A., as l/c issuer (the “L/C Issuer”) entered into the Letter of Credit Agreement. The Letter of Credit Agreement provides for the issuance of standby letters of credit of up to a maximum aggregate principal face amount of $30 million.

The Letter of Credit Agreement permits the Company, at the sole discretion of L/C Issuer, to request to increase the amount available to be issued under the Letter of Credit Agreement up to an aggregate maximum face amount of $50 million.

Termination Date; Prepayments

The Letter of Credit Agreement is scheduled to terminate on August 4, 2019, provided that the L/C Issuer may, in its sole discretion, extend the scheduled termination date.

Security

The Company’s obligations under the Letter of Credit Agreement are secured in favor of the L/C Issuer by a first priority security interest in a specified cash collateral account.

Fees

Customary fees will be payable in respect of the Letter of Credit Agreement.

Covenants

The Letter of Credit Agreement contains certain affirmative covenants, including financial and other reporting requirements.

Events of Default

The Letter of Credit Agreement also provides for customary events of default, including: non-payment; violation of covenants; material inaccuracy of representations and warranties; specified cross-default to other material indebtedness; certain bankruptcy events; material invalidity of credit documents and failure to satisfy the minimum collateral condition.

The foregoing description of the Letter of Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter of Credit Agreement, which is filed as Exhibit 10.19 to this Current Report on Form 8-K and incorporated herein by reference.

JPMorgan Chase Bank, N.A. and Bank of America, N.A. have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company and its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

Registration Rights Agreement

In connection with the Spin-off, on August 4, 2014, the Company, investment funds affiliated with Oaktree Capital Management, L.P. (the “Oaktree Funds”), entities affiliated with JPMorgan Chase Bank, N.A. (the “JPMorgan Entities”) and investment funds managed by Angelo, Gordon & Co., L.P. (the “Angelo Gordon Funds”, and together with the Oaktree Funds and the JPMorgan Entities, the “Stockholders”) entered into a registration rights agreement (the “Registration Rights Agreement”), which granted the Stockholders specified demand and piggyback registration rights with respect to the Company’s securities. Under the Registration Rights Agreement, the Company is required to use reasonable best efforts to effect the registration under the Securities Act of 1933, as amended (the “Securities Act”), of its common stock as requested by the holders of its securities that are a party to the Registration Rights Agreement, at the Company’s expense. In addition, if the Company determines to register its common stock under the Securities Act, such holders will have the right to require the Company to use its reasonable best efforts to include in its registration statement shares of its common stock held by them, subject to certain limitations. The Registration Rights Agreement also provides for the Company to indemnify certain of its stockholders in connection with the registration of its common stock.

The demand and piggyback rights described below will commence six-months after the Distribution Date. The Company is not required to effect, (i) with respect to the Oaktree Funds, more than five demand registrations, (ii) with respect to the JPMorgan Entities, more than three demand registrations, and (iii) with respect to the Angelo Gordon Funds, more than three demand registrations. Generally, in an underwritten offering, the managing underwriter, if any, has the right, subject to market conditions, to limit the number of shares such holders may include.

Demand Registration Rights. Under the terms of the Registration Rights Agreement, the Stockholders may make a written request to the Company for the registration of the offer and sale of all or part of the shares subject to such registration rights, or Registrable Securities (as defined in the Registration Rights Agreement), provided that the Registrable Securities to be registered under a “long-form” registration on Form S-1 have an aggregate market value, based upon the offering price to the public, equal to at least $20 million. If the Company is eligible to file a registration statement on Form S-3 or any successor form with similar “short-form” disclosure requirements, the Stockholders may make a written request to the Company for the registration of the offer and sale of all or part of the Registrable Securities, provided that the Registrable Securities to be registered under such short-form registration have an aggregate market value, based upon the offering price to the public, equal to at least $20 million. The Registration Rights Agreement also provides for “take down” offerings, provided that the Registrable Securities proposed to be offered have an aggregate market value, based on the offering price to the public, equal to at least $20 million.

Piggyback Registration Rights. If the Company registers the offer and sale of its common stock (other than pursuant to a demand registration or in connection with registration on Form S-4 and Form S-8 or any successor or similar forms, or relating solely to the sale of debt or convertible debt instruments) either on its behalf or on the behalf of other security holders, the holders of the Registrable Securities under the Registration Rights Agreement are entitled to include their Registrable Securities in the registration. The managing underwriters of any underwritten offering may limit the number of Registrable Securities included in the underwritten offering if the underwriters believe that including these shares would have a materially adverse effect on the offering. If the number of Registrable Securities is limited by the managing underwriter, the securities to be included first in the registration will depend on whether the Company or certain holders of the Company’s securities initiate the piggyback registration.

This foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is included as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations under the Term Loan Credit Agreement, ABL Credit Agreement, the Letter of Credit Agreement and the related agreements is hereby incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective August 4, 2014, in connection with the Spin-off, Steven Berns resigned as President and Chief Executive Officer of the Company.

(c) On August 4, 2014, as described in the Registration Statement, in connection with the Spin-off, the following officers were appointed, effective immediately:

•	John H. Griffin, Jr.—President and Chief Executive Officer

•	John B. Bode—Executive Vice President and Chief Financial Officer

•	Howard Greenberg—Publisher and Chief Executive Officer, Orlando Sentinel and Sun-Sentinel

•	Tony Hunter—Publisher and Chief Executive Officer, Chicago Tribune Company

•	Timothy E. Ryan—Publisher and Chief Executive Officer, The Baltimore Sun and The Morning Call

•	Julie K. Xanders—Executive Vice President and General Counsel

The section of the Registration Statement entitled “Management—Directors and Executive Officers”, which contains the biographical information on each officer, is incorporated herein by reference.

(d) On August 3, 2014, the Company’s Board of Directors (the “Board”) increased the size of the Board from three to six and accepted the resignations of Steven Berns and Edward Lazarus as directors, effective August 4, 2014. To fill the five vacancies resulting from the increase in size of the Board and the resignations, the Board appointed John H. Griffin, Jr., Eddy W. Hartenstein, David E. Dibble, Renetta McCann and Ellen Taus as directors, effective August 4, 2014. Mr. Dibble and Ms. Taus have been named members of the Audit Committee, joining Philip G. Franklin, who was previously named as a member of the Audit Committee on July 24, 2014. Mr. Dibble, Ms. McCann and Ms. Taus have been named members of the Compensation Committee. Ms. McCann has been named a member of the Nominating and Corporate Governance Committee, joining Mr. Franklin, who was previously named as a member of the Nominating and Corporate Governance Committee, effective August 4, 2014. Mr. Hartenstein was appointed as Chairman of the Board.

Mr. Dibble, Ms. McCann and Ms. Taus, as non-employee directors, will receive the director compensation described in the Registration Statement.

There are no arrangements or understandings between any of Mr. Griffin, Mr. Hartenstein, Mr. Dibble, Ms. McCann and Ms. Taus and any other person pursuant to which such individual was selected as a director. There are no transactions involving any of Mr. Griffin, Mr. Hartenstein, Mr. Dibble, Ms. McCann and Ms. Taus that would be required to be reported under Item 404(a) of Regulation S-K.

On August 6, 2014, the Board approved an additional feature of our director compensation program that will permit our non-employee directors to either (x) convert all or a portion of their annual cash and equity retainer into deferred stock units covering shares of the Company’s common stock to be settled on the earlier of a termination of board service or a qualifying change in control or (y) convert all or a portion of their cash retainer into unrestricted shares of the Company’s common stock. In either case, the conversion will be determined at the fair market value of a share of the Company’s common stock on the grant date, and the converted equity award will be granted under the Omnibus Incentive Plan.

(e) On April 1, 2014, the Compensation Committee of Tribune Media, the sole stockholder of the Company prior to the Spin-off, approved the Tribune Publishing Company 2014 Omnibus Incentive Plan (the “Omnibus Incentive Plan”), which was then ratified by Tribune Media’s Board of Directors and the Company’s Board. The total number of shares of the Company’s common stock that may be issued under the Omnibus Incentive Plan, subject to certain adjustment provisions, is 2,542,361 shares. The Company may grant options, SARs, stock purchase rights, restricted shares, restricted stock units, dividend equivalents, deferred share units, performance shares, performance units and other equity-based awards under the Omnibus Incentive Plan. Awards may be granted under the Omnibus Incentive Plan to any employee, director, consultant or other service provider of the Company or a subsidiary of the Company. In addition, the Omnibus Incentive Plan provides for the assumption of certain awards pursuant to the conversion of awards granted under the Tribune Company 2013 Equity Incentive Plan, as described in the EMA.

The foregoing description of the Omnibus Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Incentive Plan, which was included as Exhibit 10.5 to the Company’s registration statement on Form S-8, filed on August 7, 2014, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 1, 2014, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and amended and restated its By-laws (the “Amended and Restated By-laws”). A description of the material terms of each can be found in the section of the Registration Statement entitled “Description of Capital Stock,” and is incorporated herein by reference. In addition, the descriptions of the foregoing are qualified in their entirety by reference to the complete terms and conditions of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated By-laws, which were included as Exhibits 3.1 and 3.2, respectively, to the Company’s registration statement on Form S-8, filed on August 7, 2014, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

2.1	Separation and Distribution Agreement, between Tribune Publishing Company and Tribune Media Company, dated as of August 3, 2014.

3.1	Amended and Restated Certificate of Incorporation of Tribune Publishing Company (incorporated by reference to Exhibit 3.1 to the Tribune Publishing Company Registration Statement on Form S-8 (File No. 333-197932).

3.2	Amended and Restated By-laws of Tribune Publishing Company (incorporated by reference to Exhibit 3.2 to the Tribune Publishing Company Registration Statement on Form S-8 (File No. 333-197932).

10.1	Transition Services Agreement, between Tribune Publishing Company and Tribune Media Company, dated as of August 4, 2014.

10.2	Tax Matters Agreement, between Tribune Publishing Company and Tribune Media Company, dated as of August 4, 2014.

10.3	Employee Matters Agreement, between Tribune Publishing Company and Tribune Media Company, dated as of August 4, 2014.

10.4	Registration Rights Agreement, between Tribune Publishing Company and the Stockholders party thereto, dated as of August 4, 2014.

10.5	Tribune Publishing Company 2014 Omnibus Incentive Plan, dated as of August 4, 2014 (incorporated by reference to Exhibit 10.5 to the Tribune Publishing Company Registration Statement on Form S-8 (File No. 333-197932).

10.11	Term Loan Credit Agreement, between Tribune Publishing Company and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto, dated as of August 4, 2014.

10.12	Term Loan Guaranty, between Tribune Publishing Company, the Subsidiary Guarantors thereto and JPMorgan Chase Bank, N.A., as term collateral agent, dated as of August 4, 2014.

10.13	Term Loan Security Agreement, between Tribune Publishing Company, the Subsidiary Guarantors thereto and JPMorgan Chase Bank, N.A., as term collateral agent, dated as of August 4, 2014.

10.14	Term Loan Pledge Agreement, between Tribune Publishing Company, the Subsidiary Guarantors thereto and JPMorgan Chase Bank, N.A., as term collateral agent, dated as of August 4, 2014.

10.15	ABL Credit Agreement, between Tribune Publishing Company, the Subsidiary Guarantors thereto and Bank of America, N.A., as administrative agent, collateral agent, swing line lender and l/c issuer, and the lenders party thereto, dated as of August 4, 2014.

10.16	ABL Guaranty, between Tribune Publishing Company, the Subsidiary Guarantors thereto and Bank of America, N.A., as term ABL collateral agent, dated as of August 4, 2014.

10.17	ABL Security Agreement, between Tribune Publishing Company, the Subsidiary Guarantors thereto and Bank of America, N.A., as term ABL collateral agent, dated as of August 4, 2014.

10.18	ABL Pledge Agreement, between Tribune Publishing Company, the Subsidiary Guarantors thereto and Bank of America, N.A., as term ABL collateral agent, dated as of August 4, 2014.

10.19	Continuing Agreement for Standby Letters of Credit, between Tribune Publishing Company and JPMorgan Chase Bank, N.A., as l/c issuer, dated as of August 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

By:	/s/ John B. Bode Name: John B. Bode Title: Executive Vice President and Chief Financial Officer

Date: August 7, 2014

Exhibit Index

Exhibit No.	Description

2.1	Separation and Distribution Agreement, between Tribune Publishing Company and Tribune Media Company, dated as of August 3, 2014.

3.1	Amended and Restated Certificate of Incorporation of Tribune Publishing Company (incorporated by reference to Exhibit 3.1 to the Tribune Publishing Company Registration Statement on Form S-8 (File No. 333-197932).

3.2	Amended and Restated By-laws of Tribune Publishing Company (incorporated by reference to Exhibit 3.2 to the Tribune Publishing Company Registration Statement on Form S-8 (File No. 333-197932).

10.1	Transition Services Agreement, between Tribune Publishing Company and Tribune Media Company, dated as of August 4, 2014.

10.2	Tax Matters Agreement, between Tribune Publishing Company and Tribune Media Company, dated as of August 4, 2014.

10.3	Employee Matters Agreement, between Tribune Publishing Company and Tribune Media Company, dated as of August 4, 2014.

10.4	Registration Rights Agreement, between Tribune Publishing Company and the Stockholders party thereto, dated as of August 4, 2014.

10.5	Tribune Publishing Company 2014 Omnibus Incentive Plan, dated as of August 4, 2014 (incorporated by reference to Exhibit 10.5 to the Tribune Publishing Company Registration Statement on Form S-8 (File No. 333-197932).

10.11	Term Loan Credit Agreement, between Tribune Publishing Company and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto, dated as of August 4, 2014.

10.12	Term Loan Guaranty, between Tribune Publishing Company, the Subsidiary Guarantors thereto and JPMorgan Chase Bank, N.A., as term collateral agent, dated as of August 4, 2014.

10.13	Term Loan Security Agreement, between Tribune Publishing Company, the Subsidiary Guarantors thereto and JPMorgan Chase Bank, N.A., as term collateral agent, dated as of August 4, 2014.

10.14	Term Loan Pledge Agreement, between Tribune Publishing Company, the Subsidiary Guarantors thereto and JPMorgan Chase Bank, N.A., as term collateral agent, dated as of August 4, 2014.

10.15	ABL Credit Agreement, between Tribune Publishing Company, the Subsidiary Guarantors thereto and Bank of America, N.A., as administrative agent, collateral agent, swing line lender and l/c issuer, and the lenders party thereto, dated as of August 4, 2014.

10.16	ABL Guaranty, between Tribune Publishing Company, the Subsidiary Guarantors thereto and Bank of America, N.A., as term ABL collateral agent, dated as of August 4, 2014.

10.17	ABL Security Agreement, between Tribune Publishing Company, the Subsidiary Guarantors thereto and Bank of America, N.A., as term ABL collateral agent, dated as of August 4, 2014.

10.18	ABL Pledge Agreement, between Tribune Publishing Company, the Subsidiary Guarantors thereto and Bank of America, N.A., as term ABL collateral agent, dated as of August 4, 2014.

10.19	Continuing Agreement for Standby Letters of Credit, between Tribune Publishing Company and JPMorgan Chase Bank, N.A., as l/c issuer, dated as of August 4, 2014.